JOINDER NO. 1 TO INTERCOMPANY SUBORDINATION AGREEMENT

This Joinder No. 1 (this “Joinder”), dated as of March 30, 2012, to that certain Intercompany Subordination Agreement, dated as of October 7, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercompany Subordination Agreement”), is entered into by and between A.G. TRUCANO, SON & GRANDSONS, INC., a South Dakota corporation (“New Obligor”) and WELLS FARGO GAMING CAPITAL, LLC, a Delaware limited liability company (“WFGC”), in its capacity as administrative agent for the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”), and is acknowledged and agreed to by the Borrowers and the Guarantors (each as defined in the below defined Credit Agreement).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement, dated as of October 7, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among NEVADA GOLD & CASINOS, INC., a Nevada corporation (“Parent”), NG WASHINGTON, LLC, a Washington limited liability company (“NGI”), NG WASHINGTON II, LLC, a Washington limited liability company (“NGII”), NG WASHINGTON III, LLC, a Washington limited liability company (“NGIII”, and together with NGI and NGII, each individually a “Borrower” and collectively, jointly and severally, “Borrowers”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including Schedule 1.1 thereto);

WHEREAS, the Loan Parties and Agent have entered into the Intercompany Subordination Agreement in order to induce the Lender Group to make certain financial accommodations to Borrowers;

WHEREAS, New Obligor has agreed to execute and deliver this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, New Obligor (a) will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents and the Bank Product Agreements.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Obligor hereby agrees as follows:

New Obligor, by its signature below, (a) becomes a “Obligor” under the Intercompany Subordination Agreement with the same force and effect as if originally named therein as a “Obligor” (b) New Obligor hereby joins in and agrees to be bound by all of the terms and provisions of the Intercompany Subordination Agreement applicable to it as a “Obligor” thereunder, and (c) represents and warrants that the representations and warranties made by it as a “Obligor” under the Intercompany Subordination Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

1.        New Obligor represents and warrants to the Lender Group that this Joinder has been duly executed and delivered by New Obligor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.        This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

3.        The Intercompany Subordination Agreement, as supplemented hereby, shall remain in full force and effect.

4.        THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 20 OF THE INTERCOMPANY SUBORDINATION AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Intercompany Subordination Agreement and the Acknowledgment to be executed and delivered as of the day and year first above written.

A.G. TRUCANO, SON & GRANDSONS, INC.,
a South Dakota corporation,
as New Obligor

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	President

WELLS FARGO GAMING CAPITAL, LLC,
a Delaware limited liability company
as Agent

By:	/s/ Everardo Gomez
Name:	Everardo Gomez
Title:	AVP

Accepted, acknowledged, and agreed:

NEVADA GOLD & CASINOS, INC.,
a Nevada corporation

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	CEO

NG WASHINGTON, LLC,
a Washington limited liability company

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	Manager

NG WASHINGTON II, LLC,
a Washington limited liability company

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	Manager

NG WASHINGTON III, LLC,
a Washington limited liability company

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	Manager

NG WASHINGTON II HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Robert B. Sturges
Name: Robert B. Sturges
Title: Manager

NG SOUTH DAKOTA, LLC,
a South Dakota limited liability company
By:	/s/ Robert B. Sturges
Name: Robert B. Sturges
Title: Manager

NEVADA GOLD SPEEDWAY, LLC,
a Nevada limited liability company

By:	/s/ Robert B. Sturges
Name: Robert B. Sturges
Title: Manager